UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 1, 2006
Cardinal Health, Inc.
(Exact Name of Registrant as Specified in its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

1-11373	31-0958666
(Commission File Number)	(IRS Employer Identification Number)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices, Including Zip Code)
(614) 757-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Plan Document for Long-Term Incentive Cash Program for Fiscal Years 2006-2008
     On August 1, 2006, the Human Resources and Compensation Committee (the “Compensation Committee”) of the Board of Directors of Cardinal Health, Inc. (the “Company”) approved a written plan governing the terms of the Cardinal Health, Inc. Long-Term Incentive Cash Program for the Fiscal Years 2006-2008 (the “Cash Program”). As previously disclosed in a Form 8-K dated November 1, 2005, the Compensation Committee established the Cash Program in August 2005, pursuant to the Company’s 2005 Long-Term Incentive Plan (the “2005 Plan”) and subject to Board approval (which was obtained on August 3, 2005) and shareholder approval of the 2005 Plan (which was obtained on November 2, 2005). Key executive employees of the Company are eligible to receive cash awards under the Cash Program, including certain of the Company’s named executive officers.
     The plan document reflects the material terms and design previously approved by the Compensation Committee and the Board and adds administrative provisions for the Cash Program relating to participation for a portion of the three-year performance period, determination and payment of final awards in compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the effect of termination of employment on eligibility for an award. In the event of a change in control, all participants become vested in a pro-rated portion of their target awards under the Cash Program, which is the minimum amount payable as a final award for the performance period in which the change in control occurs. If the participant’s employment is terminated before the last date of a performance period and within two years of a change in control for any reason other than a termination for cause, the final award will generally be paid as soon as practicable following the termination of employment.
     The Cash Program administrator may, in its discretion, require that all or any portion of a final award is subject to an obligation of repayment to the Company upon the violation of a non-competition and confidentiality covenant applicable to the participant. The administrator may, in its discretion, also require repayment to the Company of all or any portion of a final award if each of the following conditions is met: (a) the amount of the final award was calculated based upon achieving certain financial results that were subsequently the subject of a financial statement restatement; (b) the participant engaged in misconduct that caused or contributed to the need for the restatement; and (c) the amount of the final award would have been lower than the amount actually awarded to the participant had the financial results been properly reported. The plan document is filed with this report as Exhibit 10.01.
Fiscal 2007 Performance Goal under the Management Incentive Plan
     On August 1, 2006, the Compensation Committee established the performance goal for cash incentive awards for the fiscal year ending June 30, 2007 under the Cardinal Health, Inc. Management Incentive Plan, in which the named executive officers participate. The performance goal relates to achieving a specified level of return on equity over a one-year performance period ending June 30, 2007. The Compensation Committee may exercise discretion to reduce the amount of actual awards below the amounts earned under the objective performance goal.

Fiscal 2006 Cash Incentive Awards
     On August 1, 2006, the Compensation Committee approved cash incentive awards for the fiscal year ended June 30, 2006 to be paid to the individuals named below who are expected to be designated as named executive officers in the Company’s 2006 proxy statement, as follows:

Name	Cash Incentive Award

R. Kerry Clark President and Chief Executive Officer	$460,274	(1)

Robert D. Walter Executive Chairman of the Board	$2,911,527	(2)

David L. Schlotterbeck Chief Executive Officer – Pharmaceutical and Medical Products	$778,118

Ronald K. Labrum (3) Former Chairman and Chief Executive Officer – Healthcare Supply Chain Services	$671,709

Jeffrey W. Henderson Chief Financial Officer	$742,500

(1)	Mr. Clark’s award amount, which is governed by his employment agreement, reflects the fact that he joined the Company on April 17, 2006.
(2)	Mr. Walter’s award amount, which is governed by his second amended and restated employment agreement, reflects the fact that he had served as the Company’s Chairman and Chief Executive Officer until April 17, 2006, when he transitioned to his current position as Executive Chairman of the Board.
(3)	As disclosed in a Form 8-K dated May 29, 2006, Mr. Labrum ceased to be Chairman and Chief Executive Officer – Healthcare Supply Chain Services on July 31, 2006.
Henderson Compensation Arrangements
      On August 1, 2006, the Compensation Committee approved an increase to Mr. Henderson’s annual base salary from $550,000 to $675,000. His target annual bonus will remain at 100% of his annual base salary. In addition, on August 5, 2006, the Company and Mr. Henderson entered into an amendment to his offer letter agreement (which is filed with this report as Exhibit 10.02) that provides for the following changes to his compensation arrangements:
•	He will receive a grant of 8,000 restricted share units on August 15, 2006 under the 2005 Plan that vest ratably over three years.
•	If the Company terminates his employment without cause between August 30, 2007 and April 17, 2008, in lieu of the severance provided by his offer letter agreement, he will receive:
•	a cash payment equal to the sum of his then-current annual base salary and annual bonus target; and
•	immediate vesting of: (i) the option to purchase 48,077 shares he received upon joining the Company in April 2005; and (ii) the unvested portion of the 12,000 and 9,000 restricted share unit awards he received upon joining the Company (together, the “Initial RSUs”).
•	If he voluntarily terminates his employment within 10 days following June 30, 2007, he will receive:
•	a cash payment equal to the sum of his then-current annual base salary and annual bonus target; and
•	immediate vesting of the unvested portion of his Initial RSUs.
•	Except as described above, these termination benefits are in addition to the other benefits he is entitled to under his offer letter agreement if he is terminated without cause prior to April 18, 2008 or if he voluntarily terminates his employment within 60 days following October 18, 2006. These other benefits were disclosed in a Form 8-K dated April 13, 2005.

     The original terms of the Initial RSUs provided that they would be settled six months following Mr. Henderson’s separation from the Company. The Company and Mr. Henderson have agreed to amend the terms of the Initial RSUs to provide for settlement of 18,000 of the Initial RSUs at earlier dates.
Fiscal 2007 Annual Equity Award Grant
     On August 1, 2006, the Compensation Committee set August 15, 2006 as the grant date for the Company’s annual grant of stock options and restricted shares or restricted share units to employees, including its named executive officers. The Compensation Committee approved changes to the Company’s forms of nonqualified stock option and restricted share units agreements under the 2005 Plan, including implementing a one-year holding period requirement for grants to Section 16 officers of the Company. The standard form agreements, which will be used for equity grants to the named executive officers other than Messrs. Schlotterbeck and Walter, are filed with this report as Exhibits 10.03 and 10.04. Form agreements for California residents, which will be used for equity grants to Mr. Schlotterbeck, are filed with this report as Exhibits 10.05 and 10.06. Form agreements for grants to Mr. Walter are filed with this report as Exhibits 10.07 and 10.08.
Policy Regarding Shareholder Approval of Severance Agreements
     On August 2, 2006, the Company’s Board of Directors adopted a policy requiring the Company to obtain shareholder approval before entering into severance agreements with covered executives that provide severance benefits that exceed 2.99 times base salary and bonus. If the Board determines that it is not practical to obtain shareholder approval in advance, the Board may seek shareholder approval after entering into a severance agreement covered by this policy. The policy covers new severance agreements entered into after the effective date of the policy and existing severance agreements if severance benefits are materially modified after the effective date. A copy of this policy is filed with this report as Exhibit 10.09.
Director Compensation
     On August 2, 2006, the Board of Directors approved payments of $10,000 each to directors George H. Conrades, John B. McCoy and Richard C. Notebaert for service on an ad hoc succession committee. The committee’s work was completed when the Board appointed R. Kerry Clark as the Company’s President and Chief Executive Officer in April 2006.
Amendment to Walter Agreement
     On August 2, 2006, the Company and Robert D. Walter, Executive Chairman of the Board, entered into an amendment to the second amended and restated employment agreement, dated as of April 17, 2006, between the Company and Mr. Walter. See the Company’s Form 8-K dated April 17, 2006. With respect to existing unvested equity awards, the amendment removes the Company’s commitment to accelerate vesting in the event that the Company terminates Mr. Walter’s employment for cause or Mr. Walter terminates his employment without good reason prior to the termination of the employment period specified in the employment agreement. With respect to future equity awards, the amendment removes the Company’s commitment to accelerate vesting in the event that the Company terminates Mr. Walter’s services for cause or Mr. Walter terminates his services without good reason prior to the date such awards become vested (with such “services” to include both the employment and consulting relationship specified in the employment agreement). The amendment is filed with this report as Exhibit 10.10. Forms of agreements for Mr. Walter’s grants of new equity awards are filed with this report as Exhibits 10.07 and 10.08.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(b)
     John F. Havens, a director of the Company since 1979, has informed the Company that he will not stand for re-election when his term expires at the 2006 annual meeting of shareholders (the “Annual Meeting”). Mr. Havens will continue to serve as a director until the Annual Meeting. Mr. Havens has indicated that his reasons for deciding not to stand for re-election are personal and unrelated to his service as a director of the Company or to any matter involving the Company or its operations. Mr. Havens has also indicated that he has no disagreement with the Company, its Board of Directors or its management.
Item 7.01 Regulation FD Disclosure
     On August 2, 2006, the Company’s Board of Directors determined that the Annual Meeting will be held on Wednesday, November 8, 2006. The record date for the meeting is September 11, 2006. The Board of Directors determined on August 2, 2006 to nominate current directors John F. Finn, David W. Raisbeck and Robert D. Walter for election to an additional one-year term as directors at the Annual Meeting. In addition, the Board approved submitting the ratification of the appointment of Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending June 30, 2007 to a shareholder vote at the Annual Meeting. Finally, director Robert L. Gerbig was appointed to serve on the Board’s Compensation Committee and will no longer serve on the Audit Committee.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
10.01	Program Document for Cardinal Health, Inc. Long-Term Incentive Cash Program for Fiscal Years 2006-2008.

10.02	Amendment, dated August 5, 2006, to letter providing terms of offer of employment, executed by Cardinal Health, Inc. on April 12, 2005, and confirmed by Jeffrey W. Henderson on April 13, 2005.

10.03	Form of Nonqualified Stock Option Agreement under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended.

10.04	Form of Restricted Share Units Agreement under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended.

10.05	Form of Nonqualified Stock Option Agreement under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended, for California residents.

10.06	Form of Restricted Share Units Agreement under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended, for California residents.

10.07	Form of Nonqualified Stock Option Agreement under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended, to be entered into with Robert D. Walter.

10.08	Form of Restricted Share Units Agreement under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended, to be entered into with Robert D. Walter.

10.09	Policy Regarding Shareholder Approval of Severance Agreements.

10.10	First Amendment, dated August 2, 2006, to Second Amended and Restated Employment Agreement, dated April 17, 2006, between Cardinal Health, Inc. and Robert D. Walter.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: August 7, 2006	By:	/s/ Carole S. Watkins

	Name:	Carole S. Watkins
	Title:	Chief Human Resources Officer

EXHIBIT INDEX
10.01	Program Document for Cardinal Health, Inc. Long-Term Incentive Cash Program for Fiscal Years 2006-2008.

10.02	Amendment, dated August 5, 2006, to letter providing terms of offer of employment, executed by Cardinal Health, Inc. on April 12, 2005, and confirmed by Jeffrey W. Henderson on April 13, 2005.

10.03	Form of Nonqualified Stock Option Agreement under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended.

10.04	Form of Restricted Share Units Agreement under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended.

10.05	Form of Nonqualified Stock Option Agreement under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended, for California residents.

10.06	Form of Restricted Share Units Agreement under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended, for California residents.

10.07	Form of Nonqualified Stock Option Agreement under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended, to be entered into with Robert D. Walter.

10.08	Form of Restricted Share Units Agreement under the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended, to be entered into with Robert D. Walter.

10.09	Policy Regarding Shareholder Approval of Severance Agreements.

10.10	First Amendment, dated August 2, 2006, to Second Amended and Restated Employment Agreement, dated April 17, 2006, between Cardinal Health, Inc. and Robert D. Walter.